ANNUAL REPORT
TEMPLETON GLOBAL INCOME FUND, INC.
[MAP GRAPHIC]

                                                                 AUGUST 31, 2001









[FRANKLIN TEMPLETON LOGO]

SHAREHOLDER LETTER


Your Fund's Goal: Templeton Global Income Fund seeks high current income, with a secondary objective of capital appreciation. Under normal market conditions, the Fund invests primarily in a portfolio of debt securities of U.S. and foreign issuers, including emerging markets.

This annual report for Templeton Global Income Fund covers the fiscal year ended August 31, 2001. During the 12 months under review, many investors' expectations of a global economic slowdown and falling interest rates were confirmed, as the Federal Reserve Board (the Fed), the European Central Bank and other central banks around the world enacted multiple rate reductions. The decline in U.S. growth affected Asia's, Europe's and Latin America's growth rates as these regions' export demand


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 13.


CONTENTS

Shareholder Letter .....      1

Performance Summary ....     10

Important Notice to
Shareholders ...........     11

Financial Highlights &
Statement of Investments     12

Financial Statements....     16

Notes to Financial
Statements .............     19

Independent Auditors'
Report .................     23


FUND CATEGORY
[PYRAMID GRAPHIC]

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
8/31/01

[PIE CHART]

Europe                                            42.7%
Latin America                                     19.8%
U.S.                                              16.8%
Asia                                               7.6%
Australia & New Zealand                            5.4%
Canada                                             2.4%
Short-Term Investments & Other Net Assets          5.3%


weakened. As a result, worldwide industrial production declined during the period. Domestic consumption remained relatively positive, offsetting some of the negative trade effect. However, recent consumer confidence indicators suggest household spending may be slowing in the U.S.

Although reduced consumption generally drove many previous U.S. economic downturns, this time curtailed business investment also appeared to have contributed significantly to the slowdown during the period under review. Within this environment, the Fed's task of maintaining price stability in efforts to prevent a recession became further complicated by concerns that the Fed's policy might not be effective enough. Of particular concern were the Fed's timing and the magnitude of response from business investors and household consumers toward lower interest rates. On the one hand, fiscal stimulus stemming from the tax rebates combined with a positive income effect of recent energy price reductions could result in higher inflation if the Fed were to reduce rates excessively. On the other hand, the negative wealth effect of weaker stock prices together with rising unemployment could result in reduced consumption and tip the economy into recession. During the 12 months under review, the Fed's Open Market Committee weighed these economic concerns and reduced the federal funds target rate a total of 300 basis points, from 6.5% to 3.5%.

With the Fed's aggressive monetary-easing stance, the U.S. Treasury yield curve steepened as rates fell more on the short end of the curve than the long end. Short-term rates fell, in part, because investors expected the Fed to reduce the federal funds target rate further. Long-term Treasury bond yields did not fall as far despite analysts' expectations of lower inflation due, in part, to possible reductions in the U.S. government's fiscal surplus. Slower economic growth, combined with proposed tax cuts, could result in lower tax revenues and less reduction in outstanding government debt than analysts previously expected. As a result, an excess supply of government debt could drive Treasury bond prices down and yields up.

European bond markets offered positive returns in local currency terms during the year under review. For the 12-month period ended August 31, 2001, European bonds returned 8.44% in local currency terms, with the U.K. and the European Monetary Union (EMU) bond indexes returning 7.52% and 8.67%. German, Italian, French and Spanish bonds rose 8.21%, 8.82%, 8.57% and 8.81%, respectively. Sweden trended with the Euroland countries, returning 6.40%, while Denmark outperformed with a 9.19% return as investors signaled relief following the country's decision not to join the EMU at the current time.(1)


 PORTFOLIO BREAKDOWN
 Based on Total Net Assets
 8/31/01
------------------------------------
 Government Bonds               91.5%

 Corporate Bonds                 3.2%

 Short-Term Investments &
 Other Net Assets                5.3%





1. Source: J.P. Morgan Securities, Inc., Government Bond Index Monitor, 8/31/01. Figures are based on J.P. Morgan's unmanaged Government Bond Local Currency Return Indexes, with each country's or region's returns based on the gross price (net price plus accrued interest) of bonds in each index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

In Asia, the Japanese debt market returned 5.57% for the 12-month period as the country's economy hovered near recession. The Bank of Japan maintained its loose monetary policy stance. The bond markets of the dollar-bloc countries, Australia, Canada and New Zealand, generated positive returns during the period. The Australian bond market returned 10.32%, while the Canadian and New Zealand bond markets returned 8.01% and 8.28%.(1)

Investor risk aversion generally continued to rise, evidenced by the major equity markets' poor performance and wider credit risk rate spreads for higher risk-bearing fixed income asset classes such as high yield and emerging market bonds. For the 12-month period, the Nasdaq Composite Index, Standard & Poor's 500(R) Composite Index and the Dow Jones(R) Industrial Average returned -56.81%, -24.39% and -9.85%, respectively.(2) The additional interest paid for high yield securities over U.S. Treasuries because of their greater credit risk rose from 7.7% on August 31, 2000, to 8.2% on August 31, 2001, as measured by the CS First Boston High Yield Index.(3) Interest rate reduction in




2. Source: Standard & Poor's Micropal. The unmanaged Nasdaq Composite Index measures all Nasdaq domestic and non-U.S.-based common stocks listed on The Nasdaq Stock Market(R). The index is market value-weighted and includes over 4,000 companies. The S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The unmanaged S&P 500 serves as the standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalizations, the index is not composed of the 500 largest, publicly traded U.S. companies. The unmanaged Dow Jones Industrial Average is a price-weighted index based on the average market price of 30 blue chip stocks.

3. Source: Standard & Poor's Micropal. The unmanaged CS First Boston High Yield Index is a trader-priced portfolio constructed to mirror the high yield debt market. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed.

One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

developed economies generally benefits emerging market borrowers, as it lowers financing costs and can attract positive capital flows for investors seeking higher returns outside developed countries. However, increased investor risk aversion apparently also tempered overall capital flows to emerging economies during the period, offsetting much of the impact from lower interest rates. Consequently, the interest rate spread on the J.P. Morgan Emerging Markets Bond Index Global (EMBIG) rose from 5.54% at the beginning of the Fund's fiscal year to 7.63% at its close.(4)

The emerging bond market also experienced some volatility due to negative developments in Argentina. With a three-year recession and mounting financing pressures, Argentina successfully secured financial assistance from the International Monetary Fund (IMF) in December. However, investors remained skeptical regarding the government's political will to implement reforms tied to the IMF package. Although the government enacted several policy measures designed to improve liquidity and promote fiscal austerity, market pressure returned as poor economic and financial conditions persisted, and investors once again focused on the likelihood of government default. By the end of the reporting period, Argentina






4. Source: J.P. Morgan Securities, Inc. The unmanaged J.P. Morgan EMBIG tracks and measures the total returns for U.S. dollar-denominated debt instruments of sovereign and quasi-sovereign entities in 27 emerging markets. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

received additional IMF financial aid; however, the terms and conditions, and hence the new agreement's feasibility, remain uncertain. The country's bond performance contrasted sharply with those of other emerging markets. Overall, the J.P. Morgan EMBIG generated a positive 5.66% return during the 12 months ended August 31, 2001.(4) The Argentine component suffered as a result of the recession and ensuing financial crisis, ending the period with a -16.29% return. Within the EMBIG, Nigeria was the best performer, returning 52.27%. Other countries that posted solid returns included Colombia (31.16%), Russia (23.38%) and Ecuador (21.58%). Apart from Argentina, index stragglers included Turkey (-5.55%) and Ivory Coast (-8.36%).(4)

Within this environment, Templeton Global Income Fund posted cumulative total returns in U.S. dollar terms of 15.44% based on market price and 7.97% based on net asset value for the 12 months ended August 31, 2001, as shown in the Performance Summary on page 10. The J.P. Morgan Global Government Bond Index, which measures and tracks bonds from around the world, delivered an 8.50% return in local currency terms for the same 12-month period. A weakening dollar versus the euro resulted in the index's lower return of

6.11% in U.S. dollar terms.(5) Throughout the reporting period, we allocated approximately 60%-65% of total net assets to intermediate- and long-term bonds in developed industrial markets. Approximately 30%-35% of total net assets were invested in what we believed to be high-quality, liquid emerging market bonds. The Fund's allocation to emerging market bonds added positively to its performance because emerging market bonds generally outperformed high-quality industrial market debt.

The Fund's geographic allocation changed moderately during the period. Our allocation to North America decreased from 21.5% to 19.2% of total net assets, with U.S. exposure increasing slightly from 15.6% to 16.8% and Canadian exposure decreasing from 5.9% to 2.4%. We invested some of the proceeds from the sales of North American securities into emerging markets. Our European exposure increased from 38.0% to 42.7% of total net assets, as we adjusted the underlying country mix, reducing our exposure to the U.K. and Spain while adding or initiating positions in France, Germany and the Netherlands. Of the emerging markets, we eliminated positions in Argentina and South Korea. We initiated a position in Russia and increased our exposure to Turkey and Brazil.







(5.) Source: J.P. Morgan Securities, Inc. The unmanaged J.P. Morgan Global Government Bond Index measures and tracks bonds from around the world. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

Looking forward, we remain optimistic about prospects for global bond markets and Templeton Global Income Fund. In our opinion, reduced economic growth, global inflation and interest rates should remain supportive of bond prices in the short term. In our view, the recent terrorist attacks in New York and Washington, D.C., have increased the risk of recession because of the potential negative impact on consumer confidence, equity markets and energy prices. However, we believe that bonds as an asset class could become more appealing, if investors' increased risk aversion results in rising demand for fixed income securities. We also hold a positive long-term outlook for emerging market bonds. However, we are cautious in the near term because investors could reduce their holdings of higher risk assets. In our view, at period-end, the Fund's portfolio is well-positioned with significant positions in government bonds of developed countries and its emphasis on oil-exporting countries among its emerging market holdings.

It is important to note that global investing involves special risks related to market, currency, economic, social, political and other factors, in addition to the heightened risks associated with the relatively small size and lesser liquidity of emerging markets.

Investing in any emerging market security means accepting a certain amount of volatility that can arise from such factors as high levels of inflation, deflation or currency devaluation. In fact, short-term volatility in these markets, and declines exceeding 50%, are not uncommon.

We look forward to serving your future investment needs and welcome your comments or suggestions.


Portfolio Management Team
Templeton Global Income Fund






--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 8/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. All total returns include reinvested distributions according to the terms specified in the Fund's dividend reinvestment and cash purchase plan and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases.


PRICE AND DISTRIBUTION INFORMATION

                                             CHANGE       8/31/01       8/31/00
--------------------------------------------------------------------------------
Net Asset Value                             -$  0.07       $6.99         $7.06
Market Price (NYSE)                         +$0.3625       $6.55       $6.1875
Distributions (9/1/00 - 8/31/01)
Dividend Income                                $0.31
Return of Capital                              $0.24
                                               -----
      Total                                    $0.55



1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.

PERFORMANCE

                                             1-YEAR      5-YEAR         10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)
  Based on change in
  net asset value                             7.97%       29.15%         95.68%

  Based on change in
  market price                               15.44%       44.18%         82.94%

Average Annual Total Return(1)
  Based on change in
  net asset value                             7.97%        5.25%          6.94%

  Based on change in
  market price                               15.44%        7.59%          6.23%


--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to a greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, please call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

IMPORTANT NOTICE TO SHAREHOLDERS

NAMES RULE. The U.S. Securities and Exchange Commission adopted new Rule 35d-1 under the Investment Company Act of 1940, as amended (the "Names Rule"), requiring a fund with a name suggesting a focus in a particular type of investment, in a particular industry, or in a particular geographic region, to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the type of investment, industry or geographic region suggested by its name.

Consistent with the Names Rule, in July 2001, the Fund's Board of Directors adopted a non-fundamental investment policy to invest, under normal circumstances, at least 80% of the Fund's net assets in income-producing securities, effective July 31, 2002. In accordance with the Names Rule, the Fund has also adopted a non-fundamental policy to provide shareholders with 60 days' advance notice of any change to the foregoing 80% investment policy. The Fund's fundamental investment policy to invest at least 65% of its total assets in at least three different countries (one of which may be the United States) in one or more of the following investments: (i) debt securities that are issued or guaranteed as to interest and principal by the U.S. government, its agencies, authorities or instrumentalities ("U.S. Government securities"); (ii) debt obligations issued or guaranteed by a foreign sovereign government or one of its agencies or political subdivisions; (iii) debt obligations issued or guaranteed by supranational organizations, which are chartered to promote economic development and are supported by various governments and governmental entities;
(iv) U.S. and foreign corporate debt securities and preferred equity securities, including those debt securities which may have equity features, such as conversion or exchange rights, or which carry warrants to purchase common stock or other equity interests; and (v) debt obligations of U.S. or foreign banks, savings and loan associations and bank holding companies remains the same.

SHARE REPURCHASE PROGRAM. The Board of Directors of the Fund previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, shares of the Fund's common stock in open-market transactions, at the discretion of management. This authorization remains in effect.

INVESTMENT ADVISOR. In July 2001, Franklin Advisers, Inc. assumed the investment advisory services previously provided to the Fund by Templeton Investment Counsel, LLC, through its Templeton Global Bond Managers division. Members of the investment management team previously employed by Templeton Investment Counsel continue to be responsible for the Fund's day-to-day management. The Fund's primary goal of high, current income and its secondary goal of capital appreciation, as well as its other investment policies, restrictions and tax diversification requirements, remains the same.

TEMPLETON GLOBAL INCOME FUND, INC.
Financial Highlights

                                                                               YEAR ENDED AUGUST 31,
                                                            ------------------------------------------------------------
                                                              2001        2000         1999         1998         1997
                                                              -------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout the year)
Net asset value, beginning of year......................       $7.06       $7.50        $7.67        $8.35         $8.34
                                                            ------------------------------------------------------------
Income from investment operations:
 Net investment income..................................         .56         .60          .61          .60           .60
 Net realized and unrealized gains (losses).............        (.11)       (.46)        (.18)        (.71)          .01
                                                            ------------------------------------------------------------
Total from investment operations........................         .45         .14          .43         (.11)          .61
                                                            ------------------------------------------------------------
Capital share repurchases...............................         .03         .02          .01          .03            --
                                                            ------------------------------------------------------------
Less distributions from:
 Net investment income..................................        (.31)       (.60)        (.60)        (.60)         (.60)
 Net realized gains.....................................          --          --         (.01)          --            --
 Tax return of capital..................................        (.24)         --           --           --            --
                                                            ------------------------------------------------------------
Total distributions.....................................        (.55)       (.60)        (.61)        (.60)         (.60)
                                                            ------------------------------------------------------------
Net asset value, end of year............................       $6.99       $7.06        $7.50        $7.67         $8.35
                                                            ============================================================
Market value, end of year(a)............................     $6.5500     $6.1875      $6.5625      $6.4375       $7.5625
                                                            ============================================================
Total Return (based on market value per share)..........      15.44%       3.97%       11.29%      (7.69)%        17.12%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).........................    $763,696    $797,122     $862,788     $891,785    $1,002,756
Ratios to average net assets:
 Expenses...............................................        .75%        .75%         .76%         .74%          .75%
 Net investment income..................................       8.11%       8.12%        7.70%        7.26%         7.05%
Portfolio turnover rate.................................      66.27%     110.36%       66.07%       74.55%       191.83%

+Based on average weighted shares outstanding effective year ended August 31, 1999.
(a)Based on the last sale on the New York Stock Exchange.
                       See Notes to Financial Statements.
 12

TEMPLETON GLOBAL INCOME FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2001

                                                                 PRINCIPAL
                                                                  AMOUNT*             VALUE
-----------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 94.7%
AUSTRALIA 3.6%
Government of Australia, 10.00%, 10/15/07...................      20,704,000AUD    $ 13,515,961
Queensland Treasury Corp., 6.50%, 6/14/05...................      25,315,000AUD      13,858,909
                                                                                   ------------
                                                                                     27,374,870
                                                                                   ------------
BELGIUM 2.7%
Kingdom of Belgium, 8.50%, 10/01/07.........................      18,604,000EUR      20,234,744
                                                                                   ------------
BRAZIL 5.8%
Government of Brazil:
  FRN, 5.50%, 4/15/09.......................................       6,823,531          5,390,589
  14.50%, 10/15/09..........................................      16,625,000         16,961,656
  12.75%, 1/15/20...........................................       4,500,000          3,828,375
  10.125%, 5/15/27..........................................       4,550,000          3,180,450
  11.00%, 8/17/40...........................................      20,550,000         14,768,093
                                                                                   ------------
                                                                                     44,129,163
                                                                                   ------------
CANADA 2.4%
Government of Canada:
  10.00%, 5/01/02...........................................      25,710,000CAD      17,249,219
  10.25%, 2/01/04...........................................       1,130,000CAD         823,279
                                                                                   ------------
                                                                                     18,072,498
                                                                                   ------------
DENMARK 1.3%
Kingdom of Denmark, 8.00%, 3/15/06..........................      73,189,000DKK      10,123,298
                                                                                   ------------
ECUADOR .5%
Republic of Ecuador, Reg S, 12.00%, 11/15/12................       6,200,000          4,154,000
                                                                                   ------------
FRANCE 7.2%
Government of France:
  8.25%, 2/27/04............................................      39,000,000EUR      38,879,553
  8.50%, 10/25/08...........................................      14,377,000EUR      16,047,286
                                                                                   ------------
                                                                                     54,926,839
                                                                                   ------------
GERMANY 6.6%
Federal Republic of Germany:
  8.00%, 7/22/02............................................      13,643,824EUR      12,813,470
  6.00%, 7/04/07............................................      38,681,000EUR      37,974,770
                                                                                   ------------
                                                                                     50,788,240
                                                                                   ------------
ITALY 7.2%
Buoni Poliennali del Tesoro:
  8.75%, 7/01/06............................................      11,372,000EUR      12,158,640
  6.75%, 7/01/07............................................       6,231,000EUR       6,265,525
Government of Italy, 10.50%, 4/01/05........................      33,730,000EUR      36,815,304
                                                                                   ------------
                                                                                     55,239,469
                                                                                   ------------

TEMPLETON GLOBAL INCOME FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (CONT.)

                                                                 PRINCIPAL
                                                                  AMOUNT*             VALUE
-----------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
MEXICO 5.9%
United Mexican States:
  9.875%, 1/15/07...........................................    $ 12,580,000       $ 13,995,250
  8.625%, 3/12/08...........................................       6,960,000          7,313,220
  11.375%, 9/15/16..........................................      19,545,000         23,698,313
                                                                                   ------------
                                                                                     45,006,783
                                                                                   ------------
NETHERLANDS 4.0%
Cellco Finance NV, 15.00%, 8/01/05..........................      11,460,000          8,279,850
Government of Netherlands:
  7.75%, 3/01/05............................................      14,853,000EUR      15,006,805
  5.75%, 2/15/07............................................       7,833,000EUR       7,542,349
                                                                                   ------------
                                                                                     30,829,004
                                                                                   ------------
NEW ZEALAND 1.8%
Government of New Zealand, 8.00%, 11/15/06..................      29,503,000NZD      13,851,389
                                                                                   ------------
PANAMA .8%
Republic of Panama, 8.875%, 9/30/27.........................       6,070,000          5,720,975
                                                                                   ------------
PERU 1.3%
Republic of Peru, FRN, 4.50%, 3/07/17.......................      13,900,000         10,042,750
                                                                                   ------------
RUSSIA 4.4%
Federation of Russia:
  Reg S, 11.00%, 7/24/18....................................      35,420,000         31,814,173
  12.75%, 6/24/28...........................................       1,700,000          1,706,943
                                                                                   ------------
                                                                                     33,521,116
                                                                                   ------------
SPAIN 3.4%
Government of Spain:
  10.15%, 1/31/06...........................................      12,536,000EUR      13,952,549
  8.80%, 4/30/06............................................      11,229,000EUR      12,031,727
                                                                                   ------------
                                                                                     25,984,276
                                                                                   ------------
SWEDEN 3.2%
Kingdom of Sweden, 10.25%, 5/05/03..........................     234,800,000SEK      24,518,797
                                                                                   ------------
TURKEY 7.6%
Republic of Turkey:
  Reg S, 10.00%, 9/19/07....................................       3,938,000          3,433,936
  12.375%, 6/15/09..........................................      26,310,000         24,152,580
  11.875%, 1/15/30..........................................      36,630,000         30,297,772
                                                                                   ------------
                                                                                     57,884,288
                                                                                   ------------
UNITED KINGDOM 2.7%
United Kingdom, 8.50%, 7/16/07..............................      12,227,000GBP      20,776,181
                                                                                   ------------

TEMPLETON GLOBAL INCOME FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (CONT.)

                                                                 PRINCIPAL
                                                                  AMOUNT*             VALUE
-----------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
UNITED STATES 16.8%
Federal National Mortgage Association:
  5.25%, 1/15/09............................................    $ 15,844,000       $ 15,717,739
  6.00%, 5/15/11............................................      56,217,000         57,917,283
KFW International Finance Inc., 6.125%, 7/08/02.............      15,811,000         16,184,598
U.S. Treasury Note, 7.875%, 11/15/04........................      34,449,000         38,304,360
                                                                                   ------------
                                                                                    128,123,980
                                                                                   ------------
VENEZUELA 5.5%
Republic of Venezuela, 9.25%, 9/15/27.......................      60,805,000         42,031,457
                                                                                   ------------
TOTAL LONG TERM INVESTMENTS (COST $810,596,009).............                        723,334,117
                                                                                   ------------
                                                                  SHARES
                                                                 ---------
(a)SHORT TERM INVESTMENTS (COST $24,035,423) 3.2%
Franklin Institutional Fiduciary Trust Money Market
  Portfolio.................................................      24,035,423         24,035,423
                                                                                   ------------
TOTAL INVESTMENTS (COST $834,631,432) 97.9%.................                        747,369,540
OTHER ASSETS, LESS LIABILITIES 2.1%.........................                         16,326,231
                                                                                   ------------
TOTAL NET ASSETS 100.0%.....................................                       $763,695,771
                                                                                   ============

CURRENCY ABBREVIATIONS:

AUD -- Australian Dollar
CAD -- Canadian Dollar
DKK  -- Danish Krone
EUR  -- European Unit
GBP  -- British Pound
NZD -- New Zealand Dollar
SEK  -- Swedish Krona

*Securities denominated in U.S. dollars unless otherwise indicated.
(a)The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc., an affiliate of Franklin Resources Inc.
                       See Notes to Financial Statements.

TEMPLETON GLOBAL INCOME FUND, INC.
Financial Statements
STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2001

Assets:
 Investments in securities, at value (cost $834,631,432)....    $ 747,369,540
 Receivables:
  Investment securities sold................................       18,355,918
  Interest..................................................       20,986,844
                                                                -------------
      Total assets..........................................      786,712,302
                                                                -------------
Liabilities:
 Payables:
  Investment securities purchased...........................       21,943,304
  To affiliates.............................................          408,203
 Distributions to shareholders..............................          334,526
 Accrued expenses...........................................          330,498
                                                                -------------
      Total liabilities.....................................       23,016,531
                                                                -------------
Net assets, at value........................................    $ 763,695,771
                                                                =============
Net assets consist of:
 Undistributed net investment income........................    $    (334,526)
 Net unrealized depreciation................................      (87,062,653)
 Accumulated net realized loss..............................      (76,812,588)
 Capital shares.............................................      927,905,538
                                                                -------------
Net assets, at value........................................    $ 763,695,771
                                                                =============
Net asset value per share ($763,695,771 / 109,243,000 shares
  outstanding)..............................................            $6.99
                                                                =============

                       See Notes to Financial Statements.
 16

TEMPLETON GLOBAL INCOME FUND, INC.
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2001

Investment Income:
 (net of foreign taxes of $113,561)
 Dividends..................................................    $    537,369
 Interest...................................................      67,119,681
                                                                ------------
      Total investment income...............................                    $ 67,657,050
Expenses:
 Management fees (Note 3)...................................       3,873,723
 Administrative fees (Note 3)...............................       1,038,135
 Transfer agent fees........................................         469,124
 Custodian fees.............................................         150,000
 Registration and filing fees...............................          87,500
 Professional fees..........................................          74,200
 Directors' fees and expenses...............................          50,300
 Other......................................................           9,100
                                                                ------------
      Total expenses........................................                       5,752,082
                                                                                ------------
            Net investment income...........................                      61,904,968
                                                                                ------------
Realized and unrealized gains (losses):
 Net realized loss from:
  Investments...............................................     (35,127,613)
  Foreign currency transactions.............................      (1,397,657)
                                                                ------------
      Net realized loss.....................................                     (36,525,270)
 Net unrealized appreciation on:
  Investments...............................................      23,265,974
  Translation of assets and liabilities denominated in
    foreign currencies......................................         816,115
                                                                ------------
      Net unrealized appreciation...........................                      24,082,089
                                                                                ------------
Net realized and unrealized loss............................                     (12,443,181)
                                                                                ------------
Net increase in net assets resulting from operations........                    $ 49,461,787
                                                                                ============

                       See Notes to Financial Statements.

TEMPLETON GLOBAL INCOME FUND, INC.
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED AUGUST 31, 2001 AND 2000

                                                                    2001               2000
                                                                -------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $ 61,904,968       $ 67,987,266
  Net realized loss from investments and foreign currency
   transactions.............................................     (36,525,270)       (51,566,893)
  Net unrealized appreciation (depreciation) on investments
   and translation of assets and liabilities denominated in
   foreign currencies.......................................      24,082,089            (17,392)
                                                                -------------------------------
    Net increase in net assets resulting from operations....      49,461,787         16,402,981

 Distributions to shareholders from:
  Net investment income.....................................     (34,203,437)       (68,751,105)
  Tax return of capital.....................................     (26,322,100)                --
                                                                -------------------------------
 Total distributions to shareholders........................     (60,525,537)       (68,751,105)
 Capital share transactions (Note 2)........................     (22,362,140)       (13,318,551)
    Net decrease in net assets..............................     (33,425,890)       (65,666,675)

Net assets:
 Beginning of year..........................................     797,121,661        862,788,336
                                                                -------------------------------
 End of year................................................    $763,695,771       $797,121,661
                                                                ===============================

Undistributed net investment income included in net assets:
 End of year................................................    $   (334,526)      $         --
                                                                ===============================

                       See Notes to Financial Statements.
 18

TEMPLETON GLOBAL INCOME FUND, INC.
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Income Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks high current income, with a secondary objective of capital appreciation. Under normal market conditions, the Fund invests primarily in a portfolio of debt securities of U.S. and foreign issuers including emerging markets. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. FOREIGN CURRENCY CONTRACTS:

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

TEMPLETON GLOBAL INCOME FUND, INC.
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

e. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

g. AUDIT GUIDE:

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize all premiums and discounts on fixed-income securities. Such amortization will be included in net investment income but will not impact the net assets or the distributions of the Fund. The Fund estimates that the initial adjustment required upon adoption of premium and discount amortization will decrease the recorded cost of its investments by approximately $26,503,362.

2. CAPITAL STOCK

The Board of Directors of the Fund previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, shares of the Fund's common stock in open-market transactions, at the discretion of management. This authorization remains in effect.

At August 31, 2001, there were 200 million shares authorized ($0.01 par value). During the year ended August 31, 2001, 3,683,700 shares were repurchased for $22,362,140. The weighted average discount of market price to net asset value of shares repurchased during the year ended August 31, 2001 was 11%. During the year ended August 31, 2000, 2,128,700 shares were repurchased for $13,318,551. The weighted average discount of market price to net asset value of shares repurchased during the year ended August 31, 2000 was 13%. Through August 31, 2001 the Fund had repurchased a total of 11,210,400 shares.

TEMPLETON GLOBAL INCOME FUND, INC.
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Franklin Advisers, Inc. (Advisers) and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.55%         First $200 million
0.50%         Over $200 million

Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

The Fund pays an administrative fee to FT Services based on the average daily net assets of the Fund as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million

4. INCOME TAXES

At August 31, 2001, the net unrealized depreciation based on the cost of investments for income tax purposes of $838,026,743 was as follows:

Unrealized appreciation.....................................  $  8,181,035
Unrealized depreciation.....................................   (98,838,238)
                                                              ------------
Net unrealized depreciation.................................  $(90,657,203)
                                                              ============

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, losses realized subsequent to October 31 on the sale of securities and foreign currencies, and foreign currency gains/losses on the sale of debt instruments.

TEMPLETON GLOBAL INCOME FUND, INC.
Notes to Financial Statements (continued)

4. INCOME TAXES (CONT.)

At August 31, 2001, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

    Capital loss carryovers expiring in:

2008........................................................  $ 7,992,348
2009........................................................   16,558,137
                                                              -----------
                                                              $24,550,485
                                                              ===========

At August 31, 2001, the Fund had deferred capital and currency losses occurring subsequent to October 31, 2000 of $27,807,554 and $21,059,238, respectively. For tax purposes, such losses will be reflected in the year ending August 31, 2002.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 2001 aggregated $482,836,480 and $522,409,978 respectively.

TEMPLETON GLOBAL INCOME FUND, INC.
INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of Templeton Global Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Global Income Fund, Inc. (the "Fund") at August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the two years in the period ended August 31, 1998 were audited by other independent accountants whose report dated September 29, 1998 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP
San Francisco, California
September 26, 2001

TEMPLETON GLOBAL INCOME FUND, INC.
Annual Meeting of Shareholders, February 26, 2001

An Annual Meeting of Shareholders of the Fund was held at the Tower Club, Bank of America Building, One Financial Plaza, Ft. Lauderdale, Florida, on February 26, 2001. The purpose of the meeting was to elect four Directors of the Fund; to ratify the selection of PricewaterhouseCoopers LLP, as the Fund's independent auditors for the fiscal year ending August 31, 2001; and to authorize the proxyholders, in their discretion, to vote upon such other matters that may properly come before the meeting or any adjournments of the meeting. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: Frank J. Crothers, Charles B. Johnson, Betty P. Krahmer and Fred R. Millsaps.* Shareholders also ratified the selection of PricewaterhouseCoopers LLP, to serve as the Fund's independent auditors for the fiscal year ending August 31, 2001. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of four (4) Directors:

                                               % OF              % OF                          % OF              % OF
   TERM EXPIRING 2004:         FOR      OUTSTANDING SHARES   VOTED SHARES   WITHHELD    OUTSTANDING SHARES   VOTED SHARES
-------------------------------------------------------------------------------------------------------------------------
Frank J. Crothers........  101,328,868        91.97             97.79       2,294,475          2.08              2.21
Charles B. Johnson.......  101,457,838        92.08             97.91       2,165,505          1.97              2.09
Betty P. Krahmer.........  101,461,093        92.09             97.91       2,162,250          1.96              2.09
Fred R. Millsaps.........  101,182,674        91.83             97.64       2,440,669          2.22              2.36

2. The ratification or rejection of the selection of PricewaterhouseCoopers LLP as independent auditors of the Fund for the fiscal year ending August 31, 2001:

                             SHARES            % OF              % OF
                              VOTED     OUTSTANDING SHARES   VOTED SHARES
-------------------------------------------------------------------------
For......................  102,193,611        92.75              98.62
Against..................      516,192         0.47               0.50
Abstain..................      913,540         0.83               0.88
-------------------------------------------------------------------------
Total....................  103,623,343        94.05             100.00

3. The transaction of any other business that may properly come before the meeting or any adjournments thereof:

                             SHARES            % OF              % OF
                              VOTED     OUTSTANDING SHARES   VOTED SHARES
-------------------------------------------------------------------------
For......................   93,120,019        84.52              89.86
Against..................    7,837,564         7.11               7.57
Abstain..................    2,665,760         2.42               2.57
-------------------------------------------------------------------------
Total....................  103,623,343        94.05             100.00

*Harris J. Ashton, Nicholas F. Brady, S. Joseph Fortunato, Andrew H. Hines, Jr., Edith E. Holiday, Gordon S. Macklin and Constantine D. Tseretopoulos are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.
 24

TEMPLETON GLOBAL INCOME FUND, INC.
Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

Shareholders must affirmatively elect to participate in the Plan; Stock dividends and capital gains distributions will be reinvested automatically; Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, will provide additional Plan information upon request.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to Mellon Securities Trust Company (the "Plan Agent"), in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Co." and sent to Mellon Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn: Templeton Global Income Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

TEMPLETON GLOBAL INCOME FUND, INC.

SHAREHOLDER INFORMATION

Shares of Templeton Global Income Fund, Inc. are traded on the New York Stock Exchange under the symbol "GIM." The Fund's shares are also listed and traded on the Pacific Exchange. Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about dividends and shareholder accounts, call 1-800/416-5585. Registered shareholders can now access their Fund account on-line with Investor ServiceDirect(SM). For information go to Mellon Investor Services' web site at https://vault.mellon-investor.com/isd and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800/DIAL BEN(R) (1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the Reports to Shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list, by writing Templeton Global Income Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.
 26

ANNUAL REPORT

AUDITORS
PricewaterhouseCoopers LLP
333 Market Street
San Francisco, CA 94105

TEMPLETON GLOBAL INCOME FUND, INC.
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, FL 33733-8030

TRANSFER AGENT
Mellon Investor Services LLC
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
1-800/416-5585
www.mellon-investor.com

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


TLGIM A2001 10/01                     [Recycling Logo] Printed on recycled paper